As filed with the Commission on May 1, 2003
                                                      1933 Act File No. 33-45973
                                                      1940 Act File No. 811-6576

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

        Post-Effective Amendment No. 48................................     X

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

        Amendment No. 49...............................................     X

                             BT PYRAMID MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-5000
                         (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                   Copies to:   Burton M. Leibert, Esq.
One South Street                                      Willkie Farr & Gallagher
Baltimore, Maryland 21202                             787 Seventh Ave
(Name and Address of Agent                            New York, New York 10019
for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[X] On May 1, 2003 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Equity 500 Index Portfolio has executed this Registration Statement.]

                                                                         SCUDDER
                                                                     INVESTMENTS




                             Investment Class


                      Prospectus

--------------------------------------------------------------------------------
                             May 1, 2003
--------------------------------------------------------------------------------
                          |
                          |  Scudder Equity 500 Index Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                        How to Invest in the Fund

     4  Overview                              20  Buying and Selling Investment
                                                  Class Shares
     5  Principal Risks of Investing in
        the Fund                              21  Policies You Should Know
                                                  About
     5  Who Should Consider Investing
        in the Fund                           27  Understanding Distributions
                                                  and Taxes
     6  The Fund's Performance
        History

     8  How Much Investors Pay

    15  Other Policies and Risks

    16  Who Manages and Oversees
        the Fund

    18  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                                  |
                                                  ticker symbol   |  BTIEX
                                                    fund number   |  815

Scudder Equity 500 Index Fund -- Investment
--------------------------------------------------------------------------------

Overview

Goal: The fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies.

Core Strategy: The fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

Investment Policies and Strategies: The fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the fund. The fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The fund invests, through the master portfolio, primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index. The fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The fund's portfolio management team uses quantitative analysis techniques to structure the fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. However, the composition of the S&P 500 Index and the fund may occasionally diverge.

--------------------------------------------------------------------------------

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Principal Risks of Investing in the Fund

An investment in the fund could lose money, or the fund's performance could trail that of other investments. For example:

o     Stocks held by the fund could perform poorly.

o     Stocks could decline generally or could underperform other investments.

o Returns on large US companies' stock, in which the fund invests, could trail the returns of stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

o The fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the underperformance of stocks selected.

o The fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the fund cannot close out its positions.

Who Should Consider Investing in the Fund

The fund requires a minimum investment of $1,000 and a shareholder account set up with a financial representative. You should consider investing in the fund if you are seeking capital appreciation over the long term, exposure to the US equity market as represented by larger companies, and investment returns that track the performance of the S&P 500 Index. There is, of course, no guarantee that the fund will realize its objective.

You should not consider investing in the fund if you are:

o     pursuing a short-term financial goal;

o     seeking regular income and stability of principal;

o     unable to tolerate fluctuations in the value of your investments; or

o     seeking to outperform the S&P 500 Index.

The fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the fund's performance has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Equity 500 Index Fund -- Investment

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

             1993        9.53
             1994        1.15
             1995       37.15
             1996       22.83
             1997       33.02
             1998       28.57
             1999       20.59
             2000       -9.36
             2001      -12.17
             2002      -22.25


2003 Total Return as of March 31: -3.22%

For the periods included in the bar chart:
Best Quarter: 21.36%, Q4 1998             Worst Quarter: -17.30%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
Return before Taxes                      -22.25         -0.82          9.07
--------------------------------------------------------------------------------
Return after Taxes on Distributions      -23.40         -4.54          5.14
--------------------------------------------------------------------------------
Return after Taxes on Distributions      -14.37         -3.56          0.00
and Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for        -22.10         -0.59          9.34
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns from 1993 through 2002 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets*
--------------------------------------------------------------------------------
Management Fee                                                      0.05%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                   None
--------------------------------------------------------------------------------
Other Expenses                                                      0.33
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                     0.38
--------------------------------------------------------------------------------
Less Fee Waivers/Expense Reimbursements                             0.13
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                                     0.25
--------------------------------------------------------------------------------

* Annual operating expenses reflect the expenses of both the fund and the Equity 500 Index Portfolio, the master portfolio in which the fund invests its assets. A further discussion of the relationship between the fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.

** For the 24-month period beginning April 25, 2003 (the inception of the investment subadvisory agreement), the advisor and the administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses to the extent necessary to maintain the fund's expense ratio at the levels indicated as "Net Annual Operating Expenses."

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first 24 months only. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
                            $26            $95           $186           $454
--------------------------------------------------------------------------------

Objective

The fund seeks to replicate, as closely as possible (before the deduction of expenses), the performance of the S&P 500 Index, which emphasizes stocks of large US companies.

The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the S&P 500 Index's performance, we cannot offer any assurance of achieving this objective. The fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Index Investing Versus Active Management

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index funds generally provide diversification by investing in a wide variety of companies and industries;

o an index fund's performance is generally predictable in that the fund's value is expected to move in the same direction, up or down, as the target index;

o index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o     index funds generally realize low capital gains.

Strategy

The fund pursues its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The portfolio management team uses quantitative analysis techniques to structure the fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the fund invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, we seek a correlation between the performance of the fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Principal Investments

Under normal circumstances, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the fund if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not included in the S&P 500 Index when it is believed to be a cost efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index.

The fund may also hold up to 20% of its assets in short-term debt securities and money market instruments.

--------------------------------------------------------------------------------

Futures contracts and options are used as a low-cost method of gaining exposure to particular securities without investing directly in those securities.

Investment Process

In an effort to run an efficient and effective strategy, the fund uses the process of "optimization," a statistical sampling technique. First, the fund buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs. Historically, this fund has had a low portfolio turnover rate.

Risks

Set forth below are some of the prominent risks associated with investing in general, with index investing and with investing in large cap stocks.

Primary risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the fund.

Tracking Error Risk. There are several reasons the fund's performance may not replicate the S&P 500 Index exactly:

o Unlike an index, the fund incurs administrative expenses and transaction costs in trading stocks.

o The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund's performance to deviate from the "fully invested" S&P 500 Index.

--------------------------------------------------------------------------------

Portfolio turnover rate measures the frequency that the fund sells and replaces the value of its securities within a given period.

Futures and Options Risk. The fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The fund will not invest in these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

The fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

o the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

o the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o the risk that the fund cannot sell the derivative because of an illiquid secondary market.

Secondary risk

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the fund sold them. If the fund has valued securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Additional Information

On or about May 16, 2003, Scudder Equity 500 Index Fund -- Premier, a series of Scudder Institutional Funds, will acquire all of the assets and scheduled liabilities of the fund, in exchange for shares of a new class of Scudder Equity 500 Index Fund -- Premier. The new class of shares will be distributed to shareholders of the fund, and the fund will thereafter terminate. The fund and Scudder Equity 500 Index -- Premier are each feeder funds of the Equity 500 Index Portfolio (the "master portfolio"), and therefore have the same investment objective, policies and strategies. This reorganization will enable shareholders of the fund to remain invested in a feeder fund with the same investment objective, policies and strategies as the fund.

Additional Information Regarding the Index and S&P

The fund and the master portfolio are not sponsored, endorsed, sold or promoted by Standard and Poor's(R) ("S&P"), a division of McGraw-Hill, Inc. S&P makes no representation or warranty, express or implied, to the owners of the fund or the master portfolio or any member of the public regarding the advisability of investing in securities generally or in the fund and the master portfolio particularly or the ability of the S&P 500 Index to track general stock market performance.

S&P's only relationship to the fund and master portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund and master portfolio. S&P has no obligation to take the needs of the fund and master portfolio or the owners of the fund and master portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund and master portfolio to be issued or in the determination or calculation of the equation by which the fund and master portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund and master portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund or the master portfolio, shareholders of the fund or the master portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy, as described herein.

o The master portfolio may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o The portfolio management team measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the portfolio management team to be of equivalent quality. All securities must meet the credit quality standards applied by the portfolio management team. If a security's credit quality changes, the portfolio management team will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Organizational Structure. The fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Equity 500 Index Portfolio. The fund and the master portfolio have the same objective. The master portfolio is advised by Deutsche Asset Management, Inc. ("DeAM, Inc. or the "advisor") and subadvised by Northern Trust Investments, Inc. ("NTI"). The master portfolio may accept investments from other feeder funds. Each feeder bears the master portfolio's expenses in proportion to that feeder fund's assets. Each feeder can set its own transaction minimums, fund-specific expenses and other conditions. The fund's Trustees may determine to withdraw the fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Investment Advisor. Deutsche Asset Management, Inc. with offices at 345 Park Avenue, New York, NY 10154, acts as the investment advisor for the master portfolio. DeAM, Inc. is responsible for supervising the activities of the subadvisor.

DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients, and as of March 31, 2003, managed approximately $60 billion in assets.

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The master portfolio paid 0.05% to DeAM, Inc., after waivers, for investment advisory services in the last fiscal year. The investment advisor compensates the subadvisor out of its advisory fee. The investment advisor reimbursed the fund a portion of its fee during the year.

Subadvisor. Northern Trust Investments, Inc., with headquarters at 50 South LaSalle Street, Chicago, IL 60675, acts as investment subadvisor for the master portfolio. As the master portfolio's investment subadvisor, NTI makes the master portfolio's investment decisions. It buys and sells securities for the master portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. pays a fee to NTI for acting as subadvisor to the master portfolio out of its advisory fee.

NTI is an indirect subsidiary of Northern Trust Corporation. NTI is an investment advisor registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of March 31, 2003, NTI had approximately $210.8 billion of assets under management.

A group of investment professionals is responsible for the day-to-day management of the master portfolio.

Other Services. Investment Company Capital Corp. ("ICCC") provides administrative services for the fund. In addition to ICCC's administrative services, ICCC's functions include:

o sending shareholder reports, proxy statements and updated prospectus information to you; and

o     collecting your executed proxies.

Scudder Investments Service Company serves as the fund's transfer agent ("SISC" or "Transfer Agent"). SISC is an indirect wholly owned subsidiary of Deutsche Bank AG. Either SISC or your financial representative, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o     keeping accurate, up-to-date records for your individual fund account;

o     implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the fund; and

o answering your questions on the fund's investment performance or administration.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder Equity 500 Index Fund -- Investment

----------------------------------------------------------------------------------
 Years Ended December 31,               2002     2001     2000     1999     1998
----------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period $129.28  $150.42  $183.48  $155.96  $124.95
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)          1.51^d   1.53     1.72     1.98     1.84
----------------------------------------------------------------------------------
  Net realized and unrealized gain    (30.19)  (19.83)  (18.16)   29.81    33.55
  (loss) on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations    (28.68)  (18.30)  (16.44)   31.79    35.39
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (1.57)   (1.61)   (1.75)   (1.94)   (1.84)
----------------------------------------------------------------------------------
  Net realized gains on investment        --    (1.23)  (14.87)      --    (2.54)
  transactions
----------------------------------------------------------------------------------
  In excess of net investment income      --       --       --    (2.33)      --
----------------------------------------------------------------------------------
  Total distributions                  (1.57)   (2.84)  (16.62)   (4.27)   (4.38)
----------------------------------------------------------------------------------
Net asset value, end of period        $99.03  $129.28  $150.42  $183.48  $155.96
----------------------------------------------------------------------------------
Total Return (%)^c                    (22.25)  (12.17)   (9.36)   20.59    28.57
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period                381      627      818    1,036      861
($ millions)
----------------------------------------------------------------------------------
Ratio of expenses before expense         .38      .36      .38      .39      .43
reductions, including expenses of
the Equity 500 Index Portfolio (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense          .25      .25      .25^a    .25      .25^b
reductions, including expenses of
the Equity 500 Index Portfolio (%)
----------------------------------------------------------------------------------
Ratio of net investment income          1.33     1.10      .99     1.18     1.33
(loss) (%)
----------------------------------------------------------------------------------

^a Effective March 15, 2000, the Advisor and Administrator contractually agreed to limit the annual operating expenses of the Portfolio to 0.05% of the portfolio's average daily net assets.

^b Effective May 6, 1998, the Advisor and Administrator contractually agreed to limit its fees from the Portfolio to the lesser of 0.05% or the amount that brings the total annual operating expenses up to 0.08% of the portfolio's average daily net assets.

^c    Total return would have been lower had certain expenses not been reduced.

^d    Based on average shares outstanding during the period.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial representative. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial representatives may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial representative for details on how to enter and pay for your order. The fund's advisor or administrator may provide compensation to financial representatives for distribution, administrative and promotional services.

Investment minimums

Initial investment                                   $1,000
---------------------------------------------------------------------
Subsequent investment                                   $50
---------------------------------------------------------------------
IRA account                                            $500
  Initial investment
---------------------------------------------------------------------
  Subsequent investment                                 $50
---------------------------------------------------------------------
Automatic investment plan                      $50/$250,000
(minimum/maximum)
---------------------------------------------------------------------
Minimum account balance                              $1,000
---------------------------------------------------------------------

The fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by the fund.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial institution or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you will generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The price at which you buy shares is calculated as follows:

Investment Class shares -- net asset value per share or NAV

To calculate NAV, the share class uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% (29% in 2004) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

The fund pays income dividends, if any, as described below.

---------------------------------------------------------------------
  Fund                            Income dividends are paid
---------------------------------------------------------------------
Equity 500 Index Fund --                        Quarterly
Investment Class
---------------------------------------------------------------------

The fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

The fund may also pay dividends and capital gains distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price. In tax-advantaged retirement accounts you don't need to worry about this.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes

--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090







Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048


                                        SEC File Number:

SCUDDER                                 Scudder Advisor Funds III      811-6576
INVESTMENTS
                                        (Prior to May 16, 2003 known as
A Member of
Deustche Asset Management [LOGO]        BT Pyramid Mutual Funds)

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                     May 1, 2003

Scudder Advisor Funds III (formerly, BT Pyramid Mutual Funds)
Equity 500 Index Fund -- Investment

Scudder Advisor Funds III (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information relates only to Equity 500 Index Fund--Investment Class (the "Fund").

The Board of Trustees of Scudder Advisor Funds III met on February 24, 2003 and approved the change of the Trust's legal name to Scudder Advisor Funds III, such change to be effective on or about May 16, 2003.


The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in the Equity 500 Index Portfolio (the "Portfolio"), an open-end management investment company having the same investment objective as the Fund.


The Fund's Prospectus dated May 1, 2003, which may be amended from time to time provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of a prospectus or a copy of this SAI free of charge by calling any service agent ("Service Agent") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the
Fund). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund and the Portfolio for the fiscal year ended December 31, 2002, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated December 31, 2002. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at 1-800-621-1048.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................1

INVESTMENT RESTRICTIONS.......................................................18

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..............................20

PERFORMANCE INFORMATION.......................................................22

VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND....................28

PURCHASE AND REDEMPTION OF SHARES.............................................30

DIVIDENDS.....................................................................34

MANAGEMENT OF THE TRUST AND FUND..............................................35
      Investment Advisor......................................................43
      Subadvisor..............................................................44
      Administrator...........................................................45
      Custodian and Transfer Agent............................................46
      Fund Accounting Agent...................................................47
      Distributor.............................................................47
      Counsel and Independent Accountants.....................................49

ORGANIZATION OF THE TRUST.....................................................49

TAXATION......................................................................50

FINANCIAL STATEMENTS..........................................................53

OTHER INFORMATION.............................................................53

APPENDIX......................................................................55

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 index") which emphasizes stocks of large US Companies. There can, of course, be no assurance that the Fund will achieve its investment objective. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.

Investment Policies and Limitations


The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.


The following is a discussion of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds.


--------------------------------------------------------------------------------

INVESTMENT PRACTICE                                      Equity 500 Index Fund
================================================================================
KEY TO TABLE:

+     Permitted without stated limit

* Permitted without stated limited, but not expected to be used to a significant extent

X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------
Common Stock                                                          +
--------------------------------------------------------------------------------
Preferred Stock                                                       +
--------------------------------------------------------------------------------
Convertible Securities                                                +
--------------------------------------------------------------------------------
Medium Capitalization Stocks                                     At least 80%
--------------------------------------------------------------------------------
Large Capitalization Stocks
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------
Short-Term Instruments                                                *
--------------------------------------------------------------------------------
Obligations of Banks and Other Financial                              *
Institutions
--------------------------------------------------------------------------------
Certificates of Deposit and Bankers                                   *
Acceptances
--------------------------------------------------------------------------------
Commercial Paper                                                      *
--------------------------------------------------------------------------------
Variable Rate Securities                                              *
--------------------------------------------------------------------------------
US Government Securities                                              *
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES: OPTIONS
--------------------------------------------------------------------------------
Options on Securities                                                 *
--------------------------------------------------------------------------------
Options on Securities Indices                                        15%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT PRACTICE                                      Equity 500 Index Fund
================================================================================
KEY TO TABLE:

+     Permitted without stated limit

* Permitted without stated limited, but not expected to be used to a significant extent

X     Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

--------------------------------------------------------------------------------
DERIVATIVE SECURITIES: FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------------------------------------
Futures Contracts                                                     *
--------------------------------------------------------------------------------
Futures Contracts on Securities Indices                               5%
--------------------------------------------------------------------------------
Options on Futures Contracts (including                               5%
Contracts on Security Indices)
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES
--------------------------------------------------------------------------------
Hedging Strategies                                                    *
--------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------
Illiquid Securities                                                  15%
--------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                          15%
--------------------------------------------------------------------------------
Repurchase Agreements                                                 *
--------------------------------------------------------------------------------
Lending of Portfolio Securities                                      30%
--------------------------------------------------------------------------------
Other Investment Companies                                           10%
--------------------------------------------------------------------------------
S&P 500 Index                                                    At least 80%
--------------------------------------------------------------------------------


Equity Securities

General. The Portfolio may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.


Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Preferred Stock. The Portfolio may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the portfolio management team. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.


Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed Income Securities and Money Market Instruments

Short-Term Instruments. When the Portfolio experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) investment grade commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements.


At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the portfolio management team. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the portfolio management team. These instruments may be denominated in US dollars or in foreign currencies.


The Portfolio may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.


For purposes of the Portfolio investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the portfolio management team deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.


Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Portfolio may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two Nationally Recognized Statistical Rating Organizations ("NRSRO") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the portfolio management team to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.


Variable Rate Securities. The Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.


US Government Securities. The Portfolio may invest in obligations issued or guaranteed by the US government such as direct obligations of the US Treasury. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.


Derivative Securities


General. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by The Securities and Exchange Commission. The portfolio management team may use derivatives in circumstances where the portfolio management team believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, swaps and similar strategies (collectively, "derivatives") depends on the portfolio management team's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the portfolio management team applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Derivative Securities: Options

Options on Securities. The Portfolio may purchase and write (sell) put and call options to a limited extend on its portfolio securities ("covered options") in an attempt to increase income. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may enter into a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Portfolio may purchase and sell options traded on recognized foreign exchanges. The Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.


The Portfolio may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The Portfolio will engage in OTC options only with broker-dealers deemed by the portfolio management team to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from a counter party approved for these purposes by the portfolio management team. The portfolio management team will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions.


Options on Securities Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to the Portfolio's 15% limit on investments in illiquid securities. See "Illiquid Securities" under "Other Investments and Investment Practices". A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of US exchange traded securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be terminated by entering into offsetting closing transactions as described above for securities options.

As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Portfolio would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Portfolio would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.


Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Portfolio of options on securities indices will be subject to the portfolio management team's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolio generally will only purchase or write such an option if the portfolio management team believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the portfolio management team believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

The Portfolio will not purchase such options unless the portfolio management team believes the market is sufficiently developed such that the risk of trading such options is no greater than the risk of trading options on securities.

Price movements in the Portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio management team may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Derivative Securities: Futures Contracts and Options on Futures Contracts

General. The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Portfolio may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Portfolio or securities or instruments which it expects to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


The Portfolio's futures transactions may be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Portfolio owns or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities (or the currency in which they are denominated) that the Portfolio intends to purchase. As evidence of this hedging intent, the Portfolio expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The successful use of futures contracts and options thereon draws upon the portfolio management team's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the portfolio management team's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Board of Trustees of the Fund and the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and, the Portfolio may also use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure.


Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities or corporate debt securities or municipal securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a good faith deposit to maintain the position ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it engages in these transactions.

One purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the portfolio management team may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the portfolio management team believes that use of such contracts will benefit the Portfolio, if the portfolio management team's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.


Futures Contracts on Securities Indices. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Board of Trustees of the Portfolio has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Portfolio assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities: Hedging Strategies

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of securities.


The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the portfolio management team is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:


o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

o the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time; however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the portfolio management team still may not result in a successful hedging transaction.


To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of default by a counterpart to an off-exchange transaction. See "Illiquid Securities."

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following limitations and risk factors:


Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Portfolio's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the portfolio management team may cause the Portfolio to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.


Asset Coverage. The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price.

The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the portfolio management team's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.


Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Other Investments and Investment Practices

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes.

Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A securities, although the Board will retain ultimate responsibility for any liquidity determinations.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the value of its portfolio securities to brokers, dealers and other financial organizations. Portfolio will not lend securities to the Advisor, the subadvisor, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

The Portfolio will adhere to the following conditions whenever its securities are loaned: (1) the Portfolio must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time;
(4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must retain the right to terminate the loan and recall and vote the securities.


During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market Portfolio managed by the Advisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.


Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank dealers, including governmental securities dealers approved by the Portfolio's Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The portfolio management team reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.


Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Fund's Service Center at 1-800-621-1048.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Fund could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Fund, the Trust will hold a meeting of shareholders of the Portfolio and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Fund meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Portfolio could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Portfolio. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the Fund.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Portfolio investments, the portfolio management team also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the portfolio management team will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix A to this SAI.

                             INVESTMENT RESTRICTIONS

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below. (As an operating policy, the Portfolio may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;


(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;


(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and options contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective, up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


(7) with respect to 75% of the Portfolio's (Fund's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.


Additional Restrictions. In order to comply with certain statutes and policies the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of non-fundamental operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v)   invest for the purpose of exercising control or management;


(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio (Fund)
      (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(viii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) have no current intention to engage in short selling);

(ix) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term US government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio
      (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

(x) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


The subadvisor is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the subadvisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The subadvisor seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The subadvisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The subadvisor is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information' includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.




When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.


Higher commissions may be paid to firms that provide research services to the extent permitted by law. The subadvisor may use this research information in managing the Portfolio's assets, as well as the assets of other clients.


Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.


Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the subadvisor, it is the opinion of the management of the Portfolio that such information is only supplementary to the subadvisor's own research effort, since the information must still be analyzed, weighed and reviewed by the subadvisor's staff. Such information may be useful to the subadvisor in providing services to clients other than the

Portfolio, and not all such information is used by the subadvisor in connection with the Portfolio. Conversely, such information provided to the subadvisor by brokers and dealers through whom other clients of the subadvisor effect securities transactions may be useful to the subadvisor in providing services to the Portfolio.


In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Advisor's other clients. Investment decisions for the Portfolio and for the Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio in concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended December 31, 2002, 2001, and 2000, Equity 500 Index Portfolio paid brokerage commissions in the amount of $________, $_______and $________, respectively. For the years ended December 31, 2002, 2001 and 2000, the Equity 500 Index Portfolio paid $________ brokerage commissions to an affiliate.

                             PERFORMANCE INFORMATION

Standard Performance Information

The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Lipper Flexible Funds Average, S&P 500 Index, Salomon Broad Investment Grade Bond Index, Salomon U.S. Dollar T Bill Index and various unmanaged indices (or a blended rate of several of such indices) or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a yield or total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the NAV and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund and its Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return or yield quotations may be provided, the Advisor, Service Agent or Administrator may have voluntarily agreed to waive portions of its fees on a month to month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.

Shareholders will receive financial reports semi annually that include the Fund's financial statements, including listings of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. Each Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Total Return: The Fund calculates total return separately for each class of its shares. Each type of share is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

                   Average Annual Total Returns (Before Taxes)

The Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                P (1 + T)^n = ERV


Where:

      P     =     hypothetical initial payment of $1,000;

      T     =     average annual total return;

      n     =     period covered by the computation, expressed in years;

      ERV   =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of a Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions)

The Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:


                               P (1 + T)^n = ATVD


Where:

      P     =     hypothetical initial payment of $1,000;

      T     =     average annual total return (after taxes on distributions);

      n     =     period covered by the computation, expressed in years.

      ATVD  =     ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.


The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:


                               P (1 + T)^n = ATVDR


Where:

      P      =    hypothetical initial payment of $1,000;

      T      =    average annual total return (after taxes on distributions and redemption);

      n      =    period covered by the computation, expressed in years.

      ATVDR  =    ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under "Average Annual Total Returns After Taxes on Distributions."


The ending redeemable value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                     Aggregate Total Return = [(ERV/P) - 1]

Where:

      P     =     hypothetical initial payment of $1,000;

      ERV   =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, a Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.


For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Average annual total return computed at net asset value for the periods ended December 31, 2002 are set forth in the tables below.


As of December 31, 2002

                                      1-Year   5-Year   10-Year  Since Inception
                                      ------   ------   -------  ---------------

Average Annual Returns (Before Taxes)
Equity 500 Index Fund
Investment                            -22.25%  -0.82%    9.07%     (12/31/92)


Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews US mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of US mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

US News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Economic and Market Information


Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").


           VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND

Valuation of Securities


The Fund is open for business each day the New York Stock Exchange, Inc. ("NYSE") is open (a "Valuation Day"). The Fund's net asset value ("NAV") per share is calculated at the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets (i.e., the value of its investment in the corresponding Portfolio and other assets) of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security or an equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the most recent bid quotations or evaluated prices, if applicable, on the value date, obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by Scudder Investments Service Company of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").


Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, Scudder Investments Service Company (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The minimum initial investment for the Investment Class shares is $1,000, and the minimum subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.


In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The Trusts, on behalf of the Fund and the Portfolio, have elected, however, to be governed by Rule 18f-1 under the 1940 Act. As a result, the Fund and the Portfolios are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Scudder money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS


The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. In such a case, shareholders would also have to include in their income their pro rata portion of the amount of such gain. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Equity 500 Index Fund -- Investment distributes income dividends quarterly. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:


1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or


2.    To receive income and all capital gain dividends in cash.


Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another Scudder or Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of a Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.


                        MANAGEMENT OF THE TRUST AND FUND

Trustees and Officers


The overall business and affairs of the Trust, the Fund and the Portfolio are managed by the Board of Trustees. The Board approves all significant agreements between the Trust, on behalf of the Fund, and the Portfolio and persons or companies furnishing services to the Fund/Portfolio, including the Fund/Portfolio agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund/Portfolio affairs and for exercising the Fund/Portfolio powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Portfolio's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Portfolio (as defined in the 1940
Act) (a "Non-Interested Trustee"). Information for each Interested Trustee (the "Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Portfolio's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Fund/Portfolio operations is One South Street, Baltimore, MD 21202.

The following individuals hold the same position with the Portfolio and the Trust.


Non-Interested Trustees


--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of Time    Business Experience and Directorships                                   in the Fund
Served(1,2)                During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information-collection              69
2/3/47                     and risk-management firm) (September 2000 to present);
Trustee since 2002         Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation(3) (April 1996 to
                           present); Member of the Board, Hollinger International, Inc.(3)
                           (publishing) (1995 to present), HCL Technologies Limited
                           (information technology) (April 1999 to present), UBS Mutual
                           Funds (formerly known as Brinson and Mitchell Hutchins
                           families of funds) (registered investment companies)
                           (September 1995 to present); and Member, Textron Inc.(3)
                           International Advisory Council (July 1996 to present).
                           Formerly, Partner, McKinsey & Company (consulting) (1991-1994)
                           and US Chief Negotiator in Strategic Arms Reduction Talks
                           (START) with former Soviet Union and US Ambassador to the
                           Federal Republic of Germany (1985-1991); Member of the Board,
                           Homestake Mining(3) (mining and exploration) (1998-February
                           2001), Archer Daniels Midland Company(3) (agribusiness
                           operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September 1989),                67
3/28/30                    Phoenix Euclid Market Neutral Funds (since May 1998)
Trustee since 2002         (registered investment companies); Retired (since 1986).
                           Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                           Director, Vintners International Company Inc. (wine vintner)
                           (June 1989-May 1992), Coutts (USA) International (January
                           1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group
                           (private bank) (March 1991-March 1999); General Partner, Pemco
                           (investment company) (June 1979-June 1986).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New      68
7/15/37                    York University (since September 1964); Trustee, CREF (Pension Fund)
Trustee since 1999         (since January 2000); Director, S.G. Cowen Mutual Funds (January
                           1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund,
                           Inc. (since January 2000) and Singapore Fund, Inc. (since 2000)
                           (registered investment companies). Formerly, Trustee, TFAA (Pension
                           Fund) (January 1996-January 2000).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of Time    Business Experience and Directorships                                   in the Fund
Served(1,2)                During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (1997 to present); Director, Soundview             67
05/27/37                   Technology Group Inc. (investment banking) (July 1998 to present),
Trustee since 2002         Corvis Corporation(3) (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds
                           (registered investment companies) (March 1998 to present). Formerly,
                           Director, Circon Corp.(3) (medical instruments) (November 1998-January
                           1999); President and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                           (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated
                           (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1976-1985).
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance      67
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Trustee since 1999         1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since 2000) and Vice Dean and Director, Wharton Undergraduate Division
                           (July 1995-June 2000).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since    67
01/31/33                   1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Trustee since 2002         (since 1985) and Trustee of 18 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable                  67
4/10/51                    Trusts (charitable foundation) (1994 to present). ); Executive
Trustee since 2002         Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).Formerly, Executive
                           Director, The Pew Charitable Trusts (1988-1994); Director, ISI
                           Family of Funds (registered investment companies) (1997-1999)
                           and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (Economic and Financial              67
10/11/35                   Consulting) (since November 1988). Formerly, Director, Financial
Trustee since 2002         Industry Consulting, Wolf & Company (consulting)(1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of Time    Business Experience and Directorships                                   in the Fund
Served(1,2)                During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Pension & Savings Trust Officer, Sprint Corporation3                       67
09/03/46                   (telecommunications) (since November 1989); Trustee of 22 open-end
Trustee since 2002         mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May     70
1/29/40                    1982 to present). Formerly, President and Trustee, Trust for
Trustee since 2002         Investment Managers (registered investment company) (April 1999-June
                           2002). President, Investment Company Administration, L.L.C. (January
                           1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1999-January 2002) and Advisors
                           Series Trust (October 1997-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc.
                           (registered investment companies) (June 1994-November 1998).
                           * Inception date of the corporation which was the predecessor to the
                           L.L.C.
--------------------------------------------------------------------------------------------------------------------


Interested Trustee


--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of Time    Business Experience and Directorships                                   in the Fund
Served(1,2)                During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard T. Hale(4)         Managing Director, Deutsche Bank Securities Inc. (formerly                 201
7/17/45                    Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
Chairman since 2002,       (1999 to present); Director and President, Investment Company
Trustee since 1999 and     Capital Corp. (registered investment advisor) (1996 to
President since 2003       present); Director, Deutsche Global Funds, Ltd. (2000 to
                           present), CABEI Fund (2000 to present), North American Income
                           Fund (2000 to present) (registered investment companies);
                           Director, Scudder Global Opportunities Fund (since 2003);
                           Director/Officer Deutsche/Scudder Mutual Funds (various
                           dates); Montgomery Street Securities, Inc. (2002 to present)
                           (registered investment companies); Vice President, Deutsche
                           Asset Management, Inc. (2000 to present); formerly, Director,
                           ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
---------------------------------------------------------------------------------------------------------------------


Officers


---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1,2)                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5)          Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director,
10/13/63                   John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund
Vice President and         Services (1987-1992). Vice President of Scudder Distributors, Inc.
Anti-Money Laundering
Compliance Officer
since 2002
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1,2)                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(5)        Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and
8/5/57                     Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
Treasurer since 2002       (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                           (1993-1998).
---------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Secretary since 2002       Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                           Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).
--------------------------------------------------------------------------------------------------------------------


(1) Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Pyramid Mutual Funds of which this fund is a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)   Mr. Hale is a Trustee who is an "interested person" within the meaning of
      Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

(5)   Address: Two International Place, Boston, MA 02110.

(6)   Address: 150 S. Independence Square West, Philadelphia, PA 19106.


Messrs. Hirsch, Murphy, Rizzo and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Trustee Ownership in the Fund(1)

                                                             Aggregate Dollar Range of
                             Dollar Range of Beneficial  Ownership as of December 31, 2002
                                 Ownership in BT          in all Funds Overseen by Trustee
Non-Interested Trustees        Pyramid Mutual Funds            in the Fund Complex(2)
-----------------------        --------------------            ----------------------

Richard R. Burt*                      None                         over $100,000
S. Leland Dill                        None                         over $100,000
Martin J. Gruber                      None                        $10,001-$50,000
Joseph R. Hardiman*                   None                         over $100,000
Richard J. Herring                    None                        $50,001-$100,000
Graham E. Jones                       None                         over $100,000
Rebecca W. Rimel*                     None                         over $100,000
Philip Saunders, Jr.                  None                         over $100,000
William N. Searcy                     None                           $1-$10,000
Robert H. Wadsworth*                  None                         over $100,000

Interested Trustee
------------------

Richard T. Hale                       None                         Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisors and Related Companies


As reported to the Fund, the information in the following table reflects ownership by the Non-Interested Trustees and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                           Owner and                                      Value of           Percent of
                          Relationship                                 Securities on an     Class on an
Independent Trustee        to Trustee    Company     Title of Class    Aggregate Basis    Aggregate Basis
-------------------        ----------    -------     --------------    ---------------    ---------------

Richard R. Burt                           None
S. Leland Dill                            None
Martin J. Gruber                          None
Joseph R. Hardiman                        None
Richard J. Herring                        None
Graham E. Jones                           None
Rebecca W. Rimel                          None
Philip Saunders, Jr.                      None
William N. Searcy                         None
Robert H. Wadsworth                       None

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met five times during the calendar year ended December 31, 2002 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committee. The current Board of Trustees was elected on July 30, 2002. The Trust's Board currently has the following committees:

Audit and Compliance Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, confers with the independent auditors regarding the Funds' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and the remaining Non-Interested Trustees. The Audit Committee met five times during the most recent calendar year.

Valuation Committee: The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by each Fund's portfolio in accordance with the Trust's Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Trust's Valuation Committee met four times during the most recent calendar year.

Additional Committees: On February 25, 2003, the Board of Trustees organized a Nominating and Governance Committee as well as Fixed Income, Equity and Operations Committees. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The members of the Nominating and Governance Committee are all of the Fund's Non-Interested Trustees.

Remuneration. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits. Officers of the Fund/Portfolio receive no direct remuneration from the Fund/Portfolio. Officers and Trustees of the Fund who are officers or trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Trustee who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Trustee") receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund or the Portfolio, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund or the Portfolio. The following table shows compensation received by each Trustee from the Fund of the Portfolio and aggregate compensation from the fund complex during the calendar year 2002.

                                                                  Pension or Retirement      Total Compensation
                           Compensation     Compensation from      Benefits Accrued as      Paid to Trustees from
Name of Trustee           from the Fund       the Portfolio       Part of Fund Expenses         Fund Complex(1)
---------------           -------------       -------------       ---------------------         ---------------

Richard R. Burt                 $250                $3,784                        $0                 $124,500
S. Leland Dill                $1,074                $4,763                        $0                 $102,250
Martin J. Gruber              $1,074                $4,608                        $0                  $99,750
Richard T. Hale                   $0                    $0                        $0                       $0
Joseph R. Hardiman              $250                $3,784                        $0                 $150,932
Richard Herring               $1,074                $4,608                        $0                  $99,750
Graham E. Jones                 $250                $3,784                        $0                  $80,500
Rebecca W. Rimel(2)             $250                $3,784                        $0                 $184,611
Philip Saunders, Jr.(3)       $1,074                $4,608                        $0                 $119,083
William N. Searcy               $250                $3,784                        $0                  $83,500
Robert H. Wadsworth             $250                $3,784                        $0                 $126,000

(1)   The total number of funds the Trustees oversee in the Fund Complex was
      198. During calendar year 2002, the total number of funds overseen by each Trustee was 84, except for Burt (86 funds), Gruber (85 funds), Hale (198 funds), Hardiman (82 funds), and Wadsworth (87 funds).

(2) Of the amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Saunders and Wadsworth, $88,611, $29,612, $54,932, $19,333 and $29,612,
      respectively, was deferred pursuant to a deferred compensation plan.

(3) Of the amounts payable to Ms. Rimel and Messr. Saunders, $669 and $219, respectively, was deferred pursuant to a deferred compensation plan.


Code of Ethics


The Board of Trustees of the Trusts has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Fund to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by a Portfolio in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund and Portfolio's Advisor, and its affiliates (including the Fund's distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's pre-clearance requirements (with certain exceptions). In addition, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Northern Trust Investments, Inc. ("NTI" or the "Subadvisor") has adopted a code of ethics (the "NTI Code of Ethics") under Rule 17j-1 of the 1940 Act. The NTI Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in securities, including securities that may be purchased or held by the Portfolio.


Investment Advisor


The Fund has not retained the services of an investment advisor because it seeks to achieve its investment objective by investing all of its assets in the Portfolio.

Board's Approval of Modification to the Investment Advisory Agreement

On October 28, 2002, the Board of Scudder Advisor Funds III (formerly BT Pyramid Mutual Funds), on behalf of Equity 500 Index Fund -- Investment approved a modified investment advisory agreement between DeAM, Inc. and the Portfolio. The terms of the modified investment advisory agreement are substantially identical to the terms of the former investment advisory agreement which the Board had approved, except that the modified advisory agreement permits DeAM, Inc., to delegate some or all of its duties under the New Advisory Agreement to a non-affiliated subadvisor. Shareholders approved this agreement and the it is expected to be effective on or about April 25, 2003.

The Investment Advisory Agreements provide for the Fund to pay DeAM, Inc. a fee, accrued daily and paid monthly, equal on an annual basis to 0.05% of the average daily net assets of the Equity 500 Index Portfolio.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeAM, Inc. has offices at 345 Park Avenue, New York, NY 10154. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

DeAM, Inc., may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DeAM, Inc. has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Funds, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of DeAM, Inc, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

For the fiscal year ended December 31, 2002 DeAM, Inc. earned $1,257,364 as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same period DeAM, Inc. reimbursed $53,511 to the Portfolio to cover expenses. For the period April 30, 2001 through December 31, 2001, DeAM, Inc. earned $1,247,667 as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same period DeAM, Inc. reimbursed $0 to the Portfolio to cover expenses.

For the period January 1, 2001 through April 30, 2001, Bankers Trust Company earned $1,195,852 as compensation for investment advisory services provided to the Equity 500 Index Portfolio. For the fiscal year ended December 31, 2000, Bankers Trust Company earned $4,136,851 for investment advisory services provided to the Equity 500 Index Portfolio. During these periods, Bankers Trust Company (now Deutsche Bank Trust Company Americas) did not reimburse the Portfolio to cover expenses.


Subadvisor




The Portfolio's Advisor, DeAM, Inc., has retained NTI as subadvisor to the Portfolio. Effective April 25, 2003, NTI makes the Portfolio's investment decisions and buys and sells securities for the Portfolio. DeAM, Inc. compensates NTI out of its advisory fee. Pursuant to the Subadvisory Agreement with DeAM, Inc., NTI will receive an annual fee, paid monthly in arrears, from DeAM, Inc. For the Portfolio, DeAM, Inc. will pay NTI 0.015% of the first $2 billion of the Portfolio's average daily net assets, 0.010% of the next $2 billion of such net assets and 0.005% of such net assets exceeding $4 billion.

NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTI is a subsidiary of The Northern Trust Corporation. NTI is an Illinois state chartered trust company and an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of March 31, 2003, NTI had approximately $210.8 billion of assets under management.

On October 28, 2002, the Board of Scudder Advisor Funds (formerly BT Pyramid Mutual Funds) on behalf of Equity 500 Index Fund -- Investment, approved a subadvisory agreement between DeAM Inc. and NTI and recommended to shareholders that they approve the subadvisory agreement on behalf of the Fund/Portfolio. A shareholder vote is expected to be completed by the end of March, 2003. In determining whether to approve the subadvisory agreement for the Portfolio, the Board considered various factors and reviewed various materials furnished by the DeAM, Inc. and NTI, including: (i) the prior investment performance of comparable accounts managed by NTI relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of NTI, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolio. The Board also considered the following factors: the financial strength and resources of NTI; the favorable history, reputation, qualifications and background of NTI; DeAM

Inc.'s relationship with NTI; the proposed subadvisory fees; and the proposed nature and quality of services to be provided by NTI. The Board also considered that DeAM, Inc. would be responsible for any payment of fees to NTI as subadvisor and that the Portfolio would not have any responsibility for paying such fees.

The subadvisory agreement provides that the subadvisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the subadvisor in the performance of its duties or from reckless disregard by the subadvisor of its obligations and duties under the subadvisory agreement.


Advisory Contract Approval


The Investment Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of each Fund, and in either event, by a majority of the Independent Trustees of the Portfolio's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the Portfolio's investment advisory agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the Portfolio; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared among the Portfolios through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Funds/Portfolios and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep each Fund/Portfolio's excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Funds/Portfolios. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the approval of the Investment Advisory Agreement was in the best interests of the Funds/Portfolios and its shareholders. The Portfolio or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


Administrator


Under an Administration Agreement dated July 1, 2001, Investment Company Capital Corporation ("ICCC" or "the Administrator") calculates the net asset value of the Fund, calculates the value of the assets of the Fund, and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. Prior to July 1, 2001, Bankers Trust Company (now Deutsche Bank Trust Company Americas) served as the administrator to the Trust. The Administration Agreement provides for the Trust to pay ICCC a fee, accrued daily and paid monthly, equal on an annual basis to 0.30% of the average daily net assets of the Fund.

Under the Administration Agreement with the Portfolio, the Administrator calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration Agreement provides for the Portfolio to pay the Advisor a fee, computed daily and paid monthly, computed as a percentage of the average daily net assets of the Portfolio which on an annual basis equal to an amount that brings the total annual operating expenses as a percentage of the Portfolio's average daily net assets up to 0.05%. The Administration no longer receives compensation from the Portfolio. Under the administration agreement, the administrator may delegate one or more of its responsibilities to others, including affiliates of ICC Distributors, at the administrator's expense.

Under the Administration Agreement, the administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Fund reasonably deem necessary for the proper administration of the Trust or the Fund. The administrator will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Fund expenses:

For the fiscal year ended December 31, 2002 ICCC earned $1,505,900 as compensation for administrative and other services provided to Equity 500 Index Fund -- Investment Class. During the same period ICCC waived $593,101. For the period July 1, 2001 through December 31, 2001 ICCC earned $948,226 as compensation for administrative and other services provided to Equity 500 Index Fund -- Investment. During the same period ICCC reimbursed $358,947 to the Fund to cover expenses.

For the period January 1, 2001 through June 30, 2001 Bankers Trust Company earned $1,110,337 as compensation for administrative and other services provided to Equity 500 Index Fund--Investment Class. For the fiscal year ended December 31, 2000, Bankers Trust Company earned $2,825,842. During the same periods, Bankers Trust Company reimbursed $413,476 and $1,184,892, respectively to Equity 500 Index Fund -- Investment to cover expenses. Portfolio expenses: For the fiscal year ended December 31, 2002 ICCC earned $0 as compensation for administrative and other services provided to Equity 500 Index Portfolio. During the same period ICCC reimbursed $0 to the Portfolio to cover expenses. For the period July 1, 2001 through December 31, 2001 ICCC earned $0 as compensation for administrative and other services provided to Equity 500 Index Portfolio. During the same period ICCC reimbursed $0 to the Portfolio to cover expenses.

For the period January 1, 2001 through June 30, 2001, Bankers Trust Company earned $0 as compensation for administrative and other services provided to the Equity 500 Index Portfolio. For the fiscal year ended December 31, 2000, Bankers Trust Company earned $100,992, as compensation for administrative and other services provided to the Equity 500 Index Portfolio.


Custodian and Transfer Agent


Deutsche Bank Trust Company Americas (formerly, Bankers Trust ("DBTC")) 100 Plaza One, Jersey City, New Jersey, 07311, serves as Custodian for the Trust and the Fund pursuant to a custodian agreement. As Custodian, it holds the Fund's assets. DBTC will comply with the self custodian provisions of Rule 17f-2 under the 1940 Act.

Effective December 16, 2002, Scudder Investments Service Company ("SISvC") serves as transfer agent of the Trust and of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, SISvC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. ICCC may be reimbursed by the Fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. acted as the Fund's transfer and dividend disbursing agent. SISvC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation.


Pursuant to a sub-transfer agency agreement between SISvC and DST Systems, Inc. ("DST"), SISvC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISvC, not by the Fund.


Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated certain und accounting and administrative servicing functions to SSB. The costs and expenses of such delegation are born by SFAC, not by the fund.


Distributor


As of August 19, 2002, Scudder Distributors, Inc. ("SDI") is the principal distributor for shares of the Fund. Prior to August 19, 2002, ICCC Distributors, Inc. was the Fund's distributor. SDI is a registered broker-dealer and is affiliated with DeAM, Inc. The principal business address of SDI is 222 South Riverside Plaza, Chicago, IL 60606. SDI was paid $36,231.99 for the fiscal year ended December 31, 2002.

Counsel and Independent Accountants


Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY, 10019, serves as Counsel to the Trust and the Portfolio.

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, acts as Independent Accountants of the Trust and the Portfolio.


                            ORGANIZATION OF THE TRUST

The Trust was organized on February 28, 1992 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of the Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.


As of April 1, 2003, no shareholders of record owned 25% or more of the voting securities of Equity 500 Index Fund--Investment Class, and, therefore, are not deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders.


                                    TAXATION


The following is a general summary of certain Federal income tax consequences of investing in the Fund. It is not a complete discussion of all such consequences, nor does it deal with all categories of investors. Investors are therefore advised to consult their own tax advisors before making an investment in the Fund.


Taxation of the Fund


Each investment portfolio offered by the Trust, including the Fund, will be treated as a separate corporation for US Federal income tax purposes. The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. As a regulated investment company, the Fund will not be subject to US Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a federal income tax liability. The Fund also does not anticipate paying any excise taxes. The Fund's dividends and distributions generally will not qualify for the dividends-received deduction for corporations, which will be payable if the Fund fails to distribute sufficient amounts of its income and gains.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, distributions would be taxable as dividends to shareholders to the extent of current accumulated earnings and profits, and the extra amount of such dividends would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.


The Fund's investment in section 1256 contracts, such as regulated futures contracts and options on most stock indices, is subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.


A shareholder of the Fund will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

Taxation of the Portfolio

The Portfolio is not subject to federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.


Taxation of US Shareholders

This section applies to US shareholders. A US shareholder is a shareholder that, for US federal income tax purposes, is (1) an individual who is a US citizen or resident or (2) a US corporation, partnership, estate or trust.

US shareholders receiving a distribution in the form of newly issued shares will be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Dividends from investment company taxable income of the Fund for the year will be taxable as ordinary income. Investment company taxable income includes, among other things, net investment income, net short tem capital gain in excess of net long term capital loss and certain net foreign exchange gains. Dividends from net capital gain (net long term capital gain in excess of net short term capital loss), if any, will be taxable to the Fund's shareholder as long term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The Fund will inform its shareholders of federal income tax status of its distributions after the end of each calendar year.

Distributions to corporate shareholders designated as derived from dividend income received by the Fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt financing restrictions, for the 70% dividends received deduction for corporations. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each such dividend. Capital gain dividends (i.e., dividends from net capital gain) paid by the Fund are not eligible for the dividends received deduction for corporations.

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purpose, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as a capital assets at the time of such sale or other disposition, such gain or loss should be treated as capital gain or loss. Any loss realized on the sale, redemption, or other disposition of the shares of the Fund with a tax holding period of six months or less, to the extent such loss is now disallowed under any other tax rule, will be treated as a long term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax Advisors regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Foreign Shareholders

A foreign shareholder is a shareholder that, for US federal income tax purposes, is not (1) an individual who is a US citizen or resident or (2) a US corporation, partnership, estate or trust. Dividends (other than capital gains dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a US trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is not attributable to a permanent establishment in the US maintained by the foreign shareholder) generally will be subject to a US federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty and the foreign shareholder provides an IRS Form W-8BEN or the appropriate type of Form W-8 to the Fund. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a US trade or business carried on by such foreign shareholder (or, if an income tax treaty applies, is attributable to a permanent establishment in the US maintained by the foreign shareholder), then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends will instead be subject to U. S. federal income tax on a net income basis at the rats which are applicable to US citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of the Fund's net capital gains (the excess of the Fund's net long term capital gains over its net short term capital losses) generally will not be subject to US federal income or withholding tax unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year and certain other conditions are met or the gain is effectively connected with a US trade or business of the foreign shareholder (or, if an income tax treaty applies, is attributable to a US permanent establishment maintained by the foreign shareholder) or the foreign shareholder is subject to tax under the provisions of US federal income tax law applicable to certain US expatriates. However, backup withholding generally will apply at a rate of 30% unless the shareholder furnishes the Fund with an IRS form W-8BEN or other appropriate type of Form W-8 which establishes the shareholder's foreign status.


Foreign Shareholders


The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

A foreign shareholder is a shareholder that, for US federal income tax purposes, is not a US citizen or resident or a U.S. corporation, partnership, estate or trust. Dividends (other than capital gains dividends and exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a U.S. trade or business carried on by such foreign shareholder generally will be subject to a US federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a US trade or business carried on by such foreign shareholder, then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends (other than exempt-interest dividends) will instead be subject to US federal income tax on a net-income basis at the rates which are applicable to US citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for US federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of the Fund's net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to US federal income or withholding tax if the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year.


Backup Withholding


The Fund may be required to withhold US federal income tax at the current rate on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US Federal income tax liability.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.


The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York.

Foreign Taxes of the Portfolio


Income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.

                              FINANCIAL STATEMENTS


The financial statements for the Fund and Portfolio for the period ended December 31, 2002, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated December 31, 2002. A copy of the Fund's Annual Report may be obtained without charge by contacting the Deutsche Asset Management Service Center at 1-800-621-1048.

                                OTHER INFORMATION

Investment Advisor
DEUTSCHE ASSET MANAGEMENT, INC.
345 Park Avenue
New York, NY 10154

Investment Subadvisor
NORTHERN TRUST INVESTMENTS, INC.
50 South LaSalle Street
Chicago, IL 60675

Custodian
DEUTSCHE BANK TRUST COMPANY AMERICAS
100 Plaza One
Jersey City, New Jersey 07311

Distributor
SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606

Administrator
INVESTMENT COMPANY CAPITAL CORPORATION
One South Street
Baltimore, MD 21201

Transfer Agent
SCUDDER INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA  02110

Counsel
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY  10019

The Fund has a fiscal year ending December 31.

This Statement of Additional Information contains the information of Equity 500 Index Fund -- Investment.


The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

                        Bond and Commercial Paper Ratings

Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

S&P's Bond Ratings

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within such category.

Moody's Bond Ratings

Excerpts from Moody's description of its corporate bond ratings: Aaa judged to be the best quality, carry the smallest degree of investment risk; Aa judged to be of high quality by all standards.

S&P's Commercial Paper Ratings

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

PART C - OTHER INFORMATION

ITEM 23. Exhibits.

(a)      Declaration of Trust of the Trust; 1
         (1) Fourteenth Amended and Restated Establishment and Designation of Series; 8
(b)      By-Laws of the Trust; 1
(c)      Instruments Defining Rights of Security Holders; 3
(d)      Investment Advisory Contracts:
         (1)      between  Cash   Management   Portfolio   and  Deutsche   Asset
                  Management, Inc., dated July 30, 2002; 13
         (2)      form of  agreement  between  Equity  500 Index  Portfolio  and
                  Deutsche  Asset   Management,   Inc.,   filed  herewith.
(e) Distribution Agreement between Registrant and Scudder Distributors, Inc., dated August 19, 2002, filed herewith;
(f)      Bonus/Profit Sharing Contracts - Not Applicable;
(g) Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 1, 2003, filed herewith;
(h)      (1)       Administration Agreement; 9
         (2)      Exhibit A, dated March 31, 2003, 12;
         (3)      Expense Limitation Agreement, 10
         (4) Exhibit A, dated March 31, 2003, to the Expense Limitation Agreement, 12;
         (5) Fund Accounting Agreement between Investment Company Capital Corporation and Scudder Fund Accounting Corporation dated June 3, 2002; 13;
         (6) Form of Sub-Administration and Sub-Fund Accounting Agreement between Investment Company Capital Corporation, Scudder Fund Accounting Corporation and State Street Bank and Trust Company dated April 1, 2003, 13;
         (7) Transfer Agency Agreement dated December 16, 2002 with Scudder Investment Services Company,12;
         (8) Agency Agreement between Scudder Investments Service Company and DST Systems, Inc., dated January 15, 2003, 13;
         (9) Form of Expense Limitation Agreement dated April 25, 2003, among BT Pyramid Mutual Funds, Equity 500 Index Portfolio, Deutsche Asset Management, Inc. and Investment Company Capital Corp., filed herewith;
(i)      Consent of Counsel, filed herewith;
(j)      Consent of Independent Accountants, filed herewith;
(k)      Omitted Financial Statements - Not Applicable;
(l)      Investment representation letters of initial shareholders of the Trust;
         5
(m)      Rule 12b-1 Plans, 12;
(n)      Financial Data Schedules - Not applicable;
(o)      Rule 18f-3 Plan (Multiple Class Expense Allocation); 2
         (1)      Revised Multiple Class Expense Allocation Plan, 12;
(p)      Codes of Ethics for Funds; 6; Codes of Ethics for the Advisor,  12;
(q)      Powers of Attorney; 11

-----------------------------------
1. Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement as filed with the Commission on July 31, 1995.

2. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 25, 1997.

3.       Incorporated by reference to Section 6.2 of Registrant's Declaration of
         Trust.

4. Incorporated by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement as filed with the Commission on February 24, 2003.

5. Incorporated by reference herein to Pre-Effective Amendment No. 1 to Registrant's Registration Statement as filed with the Commission on June 9, 1992.

6. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement as filed with the Commission on June 26, 2001.

7. Incorporated by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement as filed with the Commission on April 30, 2001.

8. Incorporated by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement as filed with the Commission on July 31, 2001.

9. Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on January 28, 2002.

10. Incorporated by reference to Post Effective Amendment No. 41 to Registrant's Registration Statement as filed with the Commission on July 30, 2002.

11. Incorporated by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement as filed with the Commission on February 24, 2003.

12. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on March 31, 2003.

13. Incorporated by reference to Post-Effective Amendment No. 47 to Registrant's Registration Statement as filed with the Commission on April 30, 2003.

ITEM 24.  Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement as filed with the Commission on April 30, 1996.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)      Items 1, 2 and 6 of Part II

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) Scudder Distributors, Inc. ("SDI") acts as principal underwriter of the Registrant's shares.


(b) Information on the officers and directors of SDI, principal underwriter for the Registrant as of April 1, 2003, is set forth below. SDI's principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


                  (1)                          (2)                                      (3)
                                                                                Positions and Offices with
Name and Principal Business Address    Position and Offices with Distributor    Registrant

Thomas F. Eggers                       Chairman and Director                                   None
345 Park Avenue
New York, NY 10154

Jonathan R. Baum                       Chief  Executive  Officer,  President and               None
345 Park Avenue                        Director
New York, NY 10154

Scott B. David                         Vice President and Director                             None
Two International Place
Boston, MA  02110-4103



                                       3

                  (1)                          (2)                                      (3)
                                                                                Positions and Offices with
Name and Principal Business Address    Position and Offices with Distributor    Registrant

John W. Edwards, Jr.                   Chief Financial Officer and Treasurer                   None
60 Wall Street
New York, NY  10005-2858

Caroline Pearson                       Secretary                                        Assistant Secretary
Two International Place
Boston, MA  02110-4103

Linda J. Wondrack                      Vice   President  and  Chief   Compliance               None
Two International Place                Officer
Boston, MA  02110-4103

C. Perry Moore                         Chief Operating Officer and Vice                        None
222 South Riverside Plaza
President
Chicago, IL 60606

David Edlin                            Vice President                                          None
222 South Riverside Plaza
Chicago, IL 60606

Robert Froelich                        Vice President                                          None
222 South Riverside Plaza
Chicago, IL  60606

Michael L. Gallagher                   Vice President                                          None
222 South Riverside Plaza
Chicago, IL  60606

M. Patrick Donovan                     Vice President                                          None
Two International Place
Boston, MA  02110-4103

Kenneth P. Murphy                      Vice President                                          None
Two International Place
Boston, MA 02110-4103

Philip J. Collora                      Assistant Secretary                                     None
222 South Riverside Plaza
Chicago, IL  60606


(c)      None


ITEM 28. Location of Accounts and Records.

BT Pyramid Mutual Funds                      Deutsche Asset Management
(Registrant)                                 One South Street
                                             Baltimore, MD  21202

Deutsche Bank Trust Company Americas         100 Plaza One
(Custodian, Sub-Administrator/               Jersey City, NJ 07311
Accounting Agent)

Deutsche Asset Management, Inc.               280 Park Avenue
(Investment Advisor)                          New York, NY 10017

Scudder Investments Service                   222 South Riverside Plaza
Company:                                      Chicago, IL 60606
(Transfer Agent)

Scudder Fund Accounting Corporation           345 Park Avenue
(Fund Accounting Agent)                       New York, NY 10154

Scudder Distributors, Inc.                    222 South Riverside Plaza
(Distributor)                                 Chicago, IL 60606

Investment Company Capital Corp.              One South Street
(Administrator)                               Baltimore, MD 21202

DST Systems, Inc.                             333 West 11th Street, 5th Floor
(Sub-Transfer Agent)                          Kansas City, MO 64105

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, BT PYRAMID MUTUAL FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 24th day of April, 2003.

                                               BT PYRAMID MUTUAL FUNDS

                                               By:/s/ RICHARD T. HALE
                                                  ------------------------------
                                                  Richard T. Hale, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                                   TITLE                               DATE

/s/ RICHARD T. HALE                                                        April 24, 2003
--------------------------------------
Richard T. Hale                        President and Trustee

/s/ CHARLES A. RIZZO                                                       April 24, 2003
--------------------------------------
Charles A. Rizzo                       Treasurer (Principal Financial
                                       and Accounting Officer)

/s/ RICHARD R. BURT*                                                       April 24, 2003
--------------------------------------
Richard R. Burt                        Trustee

/s/ S. LELAND DILL*                                                        April 24, 2003
--------------------------------------
S. Leland Dill Trustee

/s/ MARTIN J. GRUBER*                                                      April 24, 2003
--------------------------------------
Martin J. Gruber                       Trustee

/s/ RICHARD J. HERRING*                                                    April 24, 2003
--------------------------------------
Richard J. Herring                     Trustee

/s/ PHILIP SAUNDERS, JR.*                                                  April 24, 2003
--------------------------------------
Philip Saunders, Jr.                   Trustee

/s/ JOSEPH R. HARDIMAN*                                                    April 24, 2003
--------------------------------------
Joseph R. Hardiman                     Trustee

/s/ RICHARD J. HERRING*                                                    April 24, 2003
--------------------------------------
Richard J. Herring                     Trustee

/s/ GRAHAM E. JONES*                                                       April 24, 2003
--------------------------------------
Graham E. Jones                        Trustee


/s/ REBECCA W. RIMEL*                                                      April 24, 2003
--------------------------------------
Rebecca W. Rimel                       Trustee

/s/ WILLIAM N. SEARCY*                                                     April 24, 2003
--------------------------------------
William N. Searcy                      Trustee

/s/ ROBERT H. WADSWORTH*                                                   April 24, 2003
--------------------------------------
Robert H. Wadsworth                    Trustee

*By:     CAROLINE PEARSON
         -------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement as filed with the Commission on February 24, 2003.

                                   SIGNATURES

EQUITY 500 INDEX PORTFOLIO has duly caused this Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BT Pyramid Mutual Funds to be signed on their behalf by the undersigned authorized in the City of Baltimore and the State of Maryland on the 29th day of April, 2003.



                                            EQUITY 500
                                            INDEX PORTFOLIO

                                             By: /s/ Richard T. Hale
                                                 Richard T. Hale, President

This Post-Effective Amendment No. 48 to the Registration Statement of BT Pyramid Mutual Funds has been signed below by the following persons in the capacities indicated with respect to the EQUITY 500 INDEX PORTFOLIO


SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/ Richard T. Hale
--------------------------------------
Richard T. Hale                             President, Chief Executive Officer           April 29, 2003

/s/ Richard R. Burt
--------------------------------------
Richard R. Burt *                           Trustee                                      April 29, 2003

/s/ S. Leland Dill
--------------------------------------
S. Leland Dill *                            Trustee                                      April 29, 2003

/s/ Martin J. Gruber
--------------------------------------
Martin J. Gruber *                          Trustee                                      April 29, 2003

/s/ Richard J. Herring
--------------------------------------
Richard J. Herring *                        Trustee                                      April 29, 2003

/s/ Joseph R. Hardiman
--------------------------------------
Joseph R. Hardiman *                        Trustee                                      April 29, 2003

/s/ Graham E. Jones
--------------------------------------
Graham E. Jones *                           Trustee                                      April 29, 2003

/s/ Rebecca W. Rimel
--------------------------------------
Rebecca W. Rimel *                          Trustee                                      April 29, 2003

/s/ Philip Saunders, Jr.
--------------------------------------
Philip Saunders, Jr. *                      Trustee                                      April 29, 2003

/s/ William N. Searcy
--------------------------------------
William N. Searcy *                         Trustee                                      April 29, 2003

/s/ Robert H. Wadsworth
--------------------------------------
Robert H. Wadsworth *                       Trustee                                      April 29, 2003




/s/ Charles A. Rizzo                                                                     April 29, 2003
---------------------------------------
Charles A. Rizzo                             Treasurer (Principal Financial and
                                             Accounting Officer)



                                             By:
                                                   /s/ Caroline Pearson
                                                   -----------------------------
                                                   Caroline Pearson **
                                                   Assistant Secretary

** Caroline Pearson signs this document pursuant to powers of attorney filed with Amendment No. 13 on May 1, 2003.

                                  EXHIBIT INDEX
                                  -------------

                                     (d)(2)
                                     (h)(9)
                                       (i)
                                       (j)



                                       6